BLACKROCK FUNDSSM

BlackRock Emerging Markets Long/Short Equity Fund

(the “Fund”)

Supplement dated April 29, 2015 to the Fund’s

Prospectus dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Jeff Shen, PhD	2011	Managing Director of BlackRock, Inc.
Dan Blumhardt, CFA, CAIA	2015	Director of BlackRock, Inc.
Clint Newman	2015	Director of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Jeff Shen, PhD, Dan Blumhardt, CFA, CAIA, and Clint Newman are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeff Shen, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 2004 to 2008.
Dan Blumhardt, CFA, CAIA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2009; Principal of BGI from 2008 to 2009.
Clint Newman	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2012; Vice President of BlackRock, Inc. from 2009 to 2012; Associate of BGI from 2005 to 2009.

Shareholders should retain this Supplement for future reference.

PRO-EMLSE-0415SUP